SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 April 10, 2004
                                ---------------
                                (Date of report)




                          Odyssey Pictures Corporation
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



         Nevada                     000-19854                     95-4269048
-----------------------        -----------------------        -----------------
(State of Incorporation)       (Commission File Number)       (IRS Employer ID)


                         16910 Dallas Parkway, Suite 104
                                Dallas, TX 75248
                     ---------------------------------------
                    (Address of principle executive offices)


                                 (972) 818-7990
              ---------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 4.1


Change in Registrant's Certifying Accountant
--------------------------------------------

     On April 10, 2004, Odyssey Pictures Corporation, (the "Company") notified Want & Ender PC, ("WNE") that it has been dismissed as the Company's auditor. On April 15, 2004, the Company engaged Michael F. Cronin, Certified Public Accountant as independent auditor of the Company for the fiscal year ending June 30, 2004 and to review the Company's Form 10Q for the period ending December 31, 2003, which has not been reviewed by an SEC qualified accountant. Pending any material changes, the Company may file an amended Form 10QSB if required. The action to engage Michael F. Cronin was taken upon the unanimous approval of the Audit Committee of the Board of Directors of the Company.

     During the last two fiscal years ended June 30, 2003 and June 30, 2002 and through April 2, 2004, (i) there were no disagreements between the Company and WNE on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of WNE would have caused WNE to make reference to the matter in its reports on the Company's financial statements, and (ii) WNE's reports did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. During the last two most recent fiscal years ended June 30, 2003 and June 30, 2002 and through April 2, 2003, there were no reportable events as the term described in
Item 304(a)(1)(iv) of Regulation S-B. WNE's opinion in its report on the Company's financial statements for the year ended June 30, 2003 and June 30, 2002, expressed substantial doubt with respect to the Company's ability to continue as a going concern.

     During the two most recent fiscal years and through April 2, 2004, the Company has not consulted with Michael F. Cronin regarding either:

     1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Michael F. Cronin concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

     2. any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

     The Company has requested that WNE furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated April 7, 2004, is filed as Exhibit 16.1 to this Form 8-K.


ITEM 7(c). Exhibits.

16.1  Letter from Want & Ender PC, dated April 15, 2004, regarding their dismissal as the Company's independent auditors.

16.2 Letter to Want & Ender PC, dated April 10, 2004, regarding the dismissal of the firm as the Company's independent auditors.

                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                                Odyssey Pictures Corporation
                                                (Registrant)



                                                 /s/ John W. Foster
                                                 ------------------------------
                                                 By:  John W. Foster
                                                      President & CEO